EXHIBIT 4.2

                              OFFICERS' CERTIFICATE
                                       OF
                             HARLEYSVILLE GROUP INC

                 (PURSUANT TO SECTION 2.02(B) OF THE INDENTURE)

         The undersigned officers of Harleysville Group Inc., a Delaware corporation (the "Company"), acting pursuant to authorization set forth in resolutions of the Terms and Pricing Committee of the Company's Board of Directors, duly adopted on July 8, 2003, do hereby certify on behalf of the Company (and without personal liability) that the terms of the Company's debt securities to be issued under the Senior Indenture dated as of July 7, 2003 (the "Indenture") between the Company and J.P. Morgan Trust Company, National Association as trustee (the "Trustee"), which have been registered for sale with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 (No. 333-104437) under the Securities Act of 1933, as amended (the "Notes"), are as set forth on Attachment A hereto.

         The capitalized terms used in this Certificate, including those set forth on Attachment A (unless otherwise defined herein), have the meanings given to them in the Indenture.

         IN WITNESS WHEREOF, we have hereunto set our hands and caused this Officers' Certificate to be delivered on behalf of the Company as of the 7th day of July, 2003.


                                By: /S/ BRUCE J. MAGEE
                                    --------------------------------------------
                                    Name:   Bruce J. Magee
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

                                By:  /S/ ROGER A. BROWN
                                    --------------------------------------------
                                    Name:   Roger A. Brown
                                    Title:  Senior Vice President, Secretary,
                                            General Counsel and Chief Governance
                                            Officer

                                  ATTACHMENT A

                               TERMS OF THE NOTES

                             HARLEYSVILLE GROUP INC.



(1)  The title of the Securities.................     5.75% Senior Notes due
                                                      2013 (the "Notes")

(2) The limit upon the aggregate
principal amount of the Notes which may
be authenticated and delivered under the
Indenture (except for Notes that are
authenticated and delivered upon
registration of, transfer of, or in
exchange for, or in lieu of, other Notes
pursuant to Sections 2.08, 2.09, 2.12,
3.06 or 9.05 of the Indenture or any
Notes that, pursuant to Section 2.04 of
the Indenture, are deemed never to have
been authenticated and delivered under
the Indenture) ..................................     $100,000,000 in aggregate
                                                      principal amount of the
                                                      Notes are to be
                                                      authenticated and
                                                      delivered under the
                                                      Indenture.

(3) The date on which the principal of
and premium, if any, on the Notes is
payable (or the method for determining
this date).......................................     The date on which the
                                                      principal of the Notes
                                                      shall be payable is July
                                                      15, 2013, unless such date
                                                      is not a Business Day, in
                                                      which case such payment
                                                      will be postponed to the
                                                      next day that is a
                                                      Business Day, and no
                                                      interest will accrue for
                                                      the period from and after
                                                      such specified principal
                                                      payment date. Any such
                                                      payment will have the same
                                                      force and effect as if
                                                      made on the date the
                                                      payment was originally
                                                      payable. No premium will
                                                      be paid on the Notes at
                                                      the time they become so
                                                      payable.

(4) With respect to interest on the
Notes:

(a) The rate at which the Notes will
bear interest (or the method for
calculating such rate)...........................     The unpaid principal
                                                      amount of the Notes shall
                                                      bear interest at a rate of
                                                      5.75% per annum, until
                                                      paid or duly provided for.


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

(b) The date from which interest shall
accrue (or the method by which such date
shall be determined).............................     Interest on the Notes will
                                                      accrue from the most
                                                      recent Interest Payment
                                                      Date to which interest has
                                                      been paid or duly provided
                                                      for or, in the case of the
                                                      first interest payment
                                                      hereunder, from the date
                                                      of issuance; provided that
                                                      if there is no existing
                                                      Default in the payment of
                                                      interest, and if a Note is
                                                      authenticated between a
                                                      record date referred to on
                                                      the face hereof and the
                                                      next succeeding Interest
                                                      Payment Date, interest
                                                      shall accrue from such
                                                      next succeeding Interest
                                                      Payment Date; provided,
                                                      further, that the first
                                                      Interest Payment Date
                                                      shall be January 15, 2004.
                                                      Payments of interest on
                                                      the Notes will include
                                                      interest accrued to, but
                                                      excluding, the respective
                                                      Interest Payment Dates.



 (c) The Interest Payment Dates on which
interest shall be payable........................     Interest on the Notes will
                                                      be payable semiannually in
                                                      arrears on January 15 and
                                                      July 15 of each year,
                                                      beginning January 15,
                                                      2004.


  (d)  The right of the Company to defer or
extend an Interest Payment Date..................     If an Interest Payment
                                                      Date falls on a day that
                                                      is not a Business Day,
                                                      the interest payment will
                                                      be postponed to the next
                                                      day that is a Business
                                                      Day, and no interest on
                                                      such payment will accrue
                                                      for the period from and
                                                      after such Interest
                                                      Payment Date. Any such
                                                      payment will have the same
                                                      force and effect as if
                                                      made on the date the
                                                      payment was originally
                                                      payable.

  (e) The record date for interest payable on the
Notes on any Interest Payment Date and the
basis upon which interest shall be calculated....     The record date will be
                                                      January 1 or July 1, as
                                                      the case may be,
                                                      immediately preceding the
                                                      applicable Interest
                                                      Payment Date. Interest
                                                      payments shall be computed
                                                      and paid on the basis of
                                                      a 360-day year of twelve
                                                      30-day months.


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


(5) The place where the principal of,
premium, if any, and interest on, the
Notes shall be payable, where Notes may
be surrendered for exchange and notices
and demands to or upon the Company in
respect of the Notes and this Indenture
may be served and notices to holders of
the Notes pursuant to Section 10.02 of
the Indenture will be published .................     The Paying Agent initially
                                                      shall be the Trustee.
                                                      Payments in respect of the
                                                      Notes shall be made at the
                                                      office of the Paying
                                                      Agent, which is located at
                                                      JPMorgan Chase Bank, 4 New
                                                      York Plaza, 15th Floor,
                                                      New York, NY 10004.

                                                      The place where Notes may
                                                      be surrendered for
                                                      registration of transfer
                                                      or for exchange and where
                                                      notices and demands to or
                                                      upon the Company in
                                                      respect of the Notes and
                                                      the Indenture may be
                                                      served shall be the office
                                                      or agency of the Company
                                                      maintained for that
                                                      purpose in the Borough of
                                                      Manhattan, the City of New
                                                      York. This office
                                                      currently is located at
                                                      c/o JPMorgan Chase Bank, 4
                                                      New York Plaza, 15th
                                                      Floor, New York, New York
                                                      10004.

                                                      Any notices required to be
                                                      given to Holders of the
                                                      Notes will be given to the
                                                      Depositary of the Notes,
                                                      which initially shall be
                                                      the Depository Trust
                                                      Company ("DTC").
                                                      Conveyance of notices and
                                                      other communications by
                                                      DTC to direct
                                                      participants, by direct
                                                      participants to indirect
                                                      participants, and by
                                                      direct participants and
                                                      indirect participants to
                                                      beneficial owners of the
                                                      Notes will be governed by
                                                      arrangements among them,
                                                      subject to any statutory
                                                      requirements as may be in
                                                      effect from time to time.

(6) The terms and conditions (including
the periods, price or currency) upon
which the Notes may be redeemed, in
whole or in part, at the option of the
Company (and, if other than as set forth
in Section 3.03 of the Indenture, the
manner in which the Notes shall be
selected for redemption if less than all
of the Notes are to be redeemed).................     The Company may redeem
                                                      some or all of the Notes,
                                                      in its sole discretion, at
                                                      any time or from time to
                                                      time at a redemption price
                                                      equal to the greater of:




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


                                                      0  100% of the aggregate
                                                         principal amount of the
                                                         Notes to be redeemed;
                                                         or

                                                      o  as determined by the
                                                         Quotation Agent
                                                         (defined below), the
                                                         sum of the present
                                                         value of the remaining
                                                         scheduled payments of
                                                         principal on the
                                                         Notes, together with
                                                         the present value of
                                                         all remaining and
                                                         scheduled semi-annual
                                                         interest payments on
                                                         the Notes, discounted
                                                         to the redemption date
                                                         on a semi-annual basis
                                                         (assuming a 360-day
                                                         year consisting of
                                                         twelve 30-day months)
                                                         at the Treasury Rate
                                                         (defined below) plus
                                                         35 basis points, which
                                                         we refer to as the
                                                         Make-Whole Amount,

                                                      together in each case with
                                                      accrued interest payments
                                                      to the redemption date.

                                                      For purposes of
                                                      determining the Make-Whole
                                                      Amount, the following
                                                      definitions apply:

                                                      "Comparable Treasury
                                                      Issue" means the United
                                                      States Treasury security
                                                      selected by the Quotation
                                                      Agent as having a maturity
                                                      comparable to the
                                                      remaining term of the
                                                      Notes to be redeemed that
                                                      would be utilized at the
                                                      time of selection, and in
                                                      accordance with customary
                                                      financial practice, in
                                                      pricing new issues of
                                                      corporate debt securities
                                                      of comparable maturity to
                                                      the remaining term of such
                                                      Notes.

                                                      "Comparable Treasury
                                                      Price" means with respect
                                                      to any redemption date (1)
                                                      the average of three
                                                      Reference Treasury Dealer
                                                      Quotations for the
                                                      redemption date, after
                                                      excluding the highest and
                                                      lowest of five Reference
                                                      Treasury Dealer
                                                      Quotations, or (2) if the
                                                      fewer than five Reference
                                                      Treasury Dealer Quotations
                                                      are obtained, the average
                                                      of all Reference Treasury
                                                      Dealer Quotations.

                                                      "Quotation Agent" means
                                                      the Reference Treasury
                                                      Dealer appointed by the
                                                      Company.

                                                      "Reference Treasury
                                                      Dealer" means a primary
                                                      independent United States
                                                      government securities
                                                      dealer.

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

                                                      "Reference Treasury Dealer
                                                      Quotations" means with
                                                      respect to each Reference
                                                      Treasury Dealer and any
                                                      redemption date, the
                                                      average, as determined by
                                                      the Quotation Agent, of
                                                      the bid and asked prices
                                                      for the Comparable
                                                      Treasury Issue (expressed,
                                                      in each case, as a
                                                      percentage of its
                                                      principal amount) quoted
                                                      in writing to the
                                                      Quotation Agent by such
                                                      Reference Treasury Dealer
                                                      at 3:30 p.m., New York
                                                      City time, on the third
                                                      business day preceding the
                                                      redemption date.

                                                      "Treasury Rate" means the
                                                      rate per annum equal to
                                                      the semi-annual equivalent
                                                      or interpolated (on a
                                                      day-count basis) yield to
                                                      maturity of the Comparable
                                                      Treasury Issue, assuming a
                                                      price for the Comparable
                                                      Treasury Issue (expressed
                                                      as a percentage of its
                                                      principal amount) equal to
                                                      the Comparable Treasury
                                                      Price for that redemption
                                                      date.

                                                      Notice of any redemption
                                                      will be mailed at least 30
                                                      days but not more than 60
                                                      days before the redemption
                                                      date to each Holder of the
                                                      Notes to be redeemed. If
                                                      less than all of the Notes
                                                      are to be redeemed, the
                                                      Trustee will select which
                                                      Notes are to be redeemed
                                                      on a pro rata basis, by
                                                      lot or by such method as
                                                      the Trustee deems fair and
                                                      appropriate.

                                                      If the redemption date of
                                                      the Notes falls on a day
                                                      that is not a Business
                                                      Day, the payment of
                                                      interest and principal may
                                                      be made on the next
                                                      succeeding Business Day,
                                                      and no interest on such
                                                      payment will accrue for
                                                      the period from and after
                                                      the earlier redemption
                                                      date. Interest payments
                                                      for the Notes will include
                                                      accrued interest from and
                                                      including the date of
                                                      issue or from and
                                                      including the last date in
                                                      respect of which interest
                                                      has been paid, as the case
                                                      may be, to, but excluding,
                                                      the redemption date.

(7) The obligation of the Company to
redeem or purchase the Notes:

  (a) Pursuant to any sinking fund or analogous
provisions.......................................     Not Applicable.

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

  (b) Upon the happening of a specified
event or at the option of a holder of
the Notes (including the applicable terms
and conditions upon which the Notes
shall be redeemed or purchased)..................     Not Applicable.

(8) The denominations in which
the Notes shall be issuable......................     The Notes shall be
                                                      issuable in denominations
                                                      of $1,000 or integral
                                                      multiples of $1,000.

(9)  The currency in which the principal, of,
premium, if any, and interest on the Notes shall be
payable or in which the Notes shall be denominated
(including any applicable provisions) if other than
U.S. dollars.....................................     The premium and interest
                                                      on the Notes shall be
                                                      payable in such coin or
                                                      currency of the United
                                                      States of America as at
                                                      the time of payment is
                                                      legal tender for payment
                                                      of public and private
                                                      debts.
(10) If principal, premium, if any, or
interest on the Notes is payable, at the
election of the Company or a Holder of
the Notes, in a currency other than that
in which the Notes are denominated or
designated to be paid, the currency in
which such payments are to be made, the
terms and conditions of such payment and
the manner in which the exchange rate
shall be determined..............................     Not Applicable.

(11) If the manner in which payments of
principal, premiums, if any, or interest
on the Notes is to be made shall be
determined with reference to an index,
formula or other method, the index,
formula or other method by which such
amounts shall be determined (including
any special voting or defeasance
provisions)......................................     Not Applicable.

(12) If other than the principal amount,
the portion of the principal amount of
the Notes which shall be payable upon
declaration of acceleration pursuant to
Section 6.02 of the Indenture or the
method by which such portion shall be
determined.......................................     Not Applicable.


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

(13) The Person to whom any interest on the Notes
shall be payable................................      Interest will be paid to
                                                      the Persons in whose names
                                                      the Notes are registered
                                                      at the close of business
                                                      on the regular record date
                                                      immediately preceding the
                                                      date fixed for payments of
                                                      interest on the Notes. The
                                                      Company will make any
                                                      interest payments due at
                                                      maturity or upon prior
                                                      redemption of the Notes to
                                                      the Persons to whom the
                                                      related principal payments
                                                      are made. Any interest
                                                      that is not punctually
                                                      paid or duly provided for
                                                      will cease to be payable
                                                      to Holders on the record
                                                      date immediately preceding
                                                      the date fixed for
                                                      payments of interest on
                                                      the Notes and will be paid
                                                      to the Persons who are
                                                      Holders on a subsequent
                                                      special record date, in
                                                      each case at a rate fixed
                                                      by the Company and set
                                                      forth in the Notes.

(14) Any provisions granting special rights
to Holders of the Notes upon the occurrence
of a specified event.............................     None, other than as set
                                                      forth in the Indenture.

(15) Any deletions from, modifications of or
additions to the Events of Default set forth
in Section 6.01 of the Indenture or Covenants
of the Company set forth in Article 4 of the
Indenture. ......................................     The following covenants
                                                      shall be added to Article
                                                      4 of the Indenture:

                                                         LIMITATION ON
                                                      LIENS ON STOCK OF
                                                      RESTRICTED SUBSIDIARIES.
                                                      The Company covenants that
                                                      it and its Restricted
                                                      Subsidiaries shall not
                                                      incur any indebtedness
                                                      secured by a lien on the
                                                      capital stock of a
                                                      Restricted Subsidiary
                                                      unless the Securities are
                                                      secured equally and
                                                      ratably with such other
                                                      indebtedness. For purposes
                                                      hereof, (i) the term
                                                      "lien" includes any
                                                      mortgage, deed of trust,
                                                      pledge, lien, security
                                                      interest or other
                                                      encumbrance (including,
                                                      without limitation, any
                                                      conditional sale or other
                                                      title retention agreement
                                                      or lease in the nature
                                                      thereof, any filing or
                                                      agreement to give a lien
                                                      or file a financing
                                                      statement as a debtor
                                                      under the Uniform
                                                      Commercial Code or any
                                                      similar statute other than
                                                      to reflect ownership by a
                                                      third party of property
                                                      leased to the Restricted
                                                      Subsidiary under a lease
                                                      which is not in the nature
                                                      of a conditional sale or
                                                      title retention
                                                      agreement); and (ii) the
                                                      term "Restricted
                                                      Subsidiary" means any
                                                      subsidiary which is
                                                      incorporated under the
                                                      laws of any state of the
                                                      United States or of the
                                                      District of Columbia,
                                                      except a subsidiary (a)
                                                      that has total assets
                                                      which are less than 10% of
                                                      the total assets of the
                                                      Company and its
                                                      consolidated subsidiaries
                                                      (including that
                                                      subsidiary) on the most
                                                      recent fiscal year-end
                                                      balance sheets of the
                                                      subsidiary and the Company
                                                      and its consolidated
                                                      subsidiaries or (b) that,
                                                      in the judgment of the
                                                      Board of Directors, is not
                                                      material to the financial
                                                      condition of the Company
                                                      and its consolidated
                                                      subsidiaries taken as a
                                                      whole.



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

                                                      LIMITATION ON DISPOSITION
                                                      AND ISSUANCE OF STOCK OF
                                                      RESTRICTED SUBSIDIARIES.
                                                      The Company covenants that
                                                      it shall not (i) sell,
                                                      transfer or otherwise
                                                      dispose of any shares of,
                                                      securities convertible
                                                      into, or warrants, rights
                                                      or options to subscribe
                                                      for or purchase shares of,
                                                      the capital stock (other
                                                      than preferred stock
                                                      having no voting rights)
                                                      of its Restricted
                                                      Subsidiaries, except to
                                                      one of the Company's
                                                      wholly-owned subsidiaries,
                                                      or (ii) permit its
                                                      Restricted Subsidiaries to
                                                      issue (other than to the
                                                      Company or to one of the
                                                      Company's wholly-owned
                                                      subsidiaries) any shares
                                                      (other than director's
                                                      qualifying shares) of, or
                                                      securities convertible
                                                      into, or warrants, rights
                                                      or options to subscribe
                                                      for or purchase shares of,
                                                      capital stock (other than
                                                      as indicated above);
                                                      PROVIDED HOWEVER, in
                                                      either case, the Company
                                                      or its Restricted
                                                      Subsidiaries may issue,
                                                      sell, transfer or
                                                      otherwise dispose of any
                                                      such securities or rights
                                                      if such issuance, sale,
                                                      transfer or other
                                                      disposition is made for at
                                                      least a fair market value
                                                      consideration as
                                                      determined by the Board of
                                                      Directors in good faith or
                                                      is required by any law or
                                                      regulation or the order of
                                                      any court or governmental
                                                      or insurance regulatory
                                                      authority.


(16) With respect to Notes held by non-U.S.
Persons:

  (a) Circumstances under which the Company
will pay additional amounts on the
Notes in respect of taxes, assessments and
similar charges withheld or deducted
(including applicable procedures and
documentation)...................................     Not Applicable.

  (b) Whether the Company will have the
option to redeem the Notes rather than
pay such additional amounts (and the terms of
any such option).................................     Not Applicable.

(17)  The form of the Notes.....................      The Notes shall be in
                                                      substantially the form
                                                      set forth in Exhibit A-1
                                                      to this Officers'
                                                      Certificate.

(18) The applicability to the Notes of
Sections 8.02 (Legal Defeasance and
Discharge) and 8.03 (Covenant
Defeasance) of the Indenture or such
other means of legal or covenant
defeasance as may be specified for the
Notes............................................     Sections 8.02 and 8.03 of
                                                      the Indenture shall apply
                                                      to the Notes.

(19) The identity of the Registrar and any Paying
Agent, if other than the Trustee ................     The Trustee initially will
                                                      serve as the Registrar and
                                                      Paying Agent with respect
                                                      to the Notes.

(20) If the Notes will be issued, in
whole or in part, in global form:

 (a)  The Depositary for the Notes..............      The Notes will be issued
                                                      in the form of one or more
                                                      Global Securities. On the
                                                      date of closing of the
                                                      sale of the Notes, each
                                                      Global Security will be
                                                      deposited with DTC and
                                                      registered in the name of
                                                      Cede & Co., as DTC's
                                                      nominee.



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

 (b) Whether beneficial owners of
interests in the Notes in global form
may exchange such interests for
certificated Notes (to be registered in
the names of or to be held by such
beneficial owners or their nominees and
to be of like tenor of any authorized
form and denomination); and if other
than as provided in Section 2.08 of the
Indenture, the circumstances under which
an exchange may occur............................     Except under the limited
                                                      circumstances described
                                                      below, the Notes
                                                      represented by the Global
                                                      Security or Global
                                                      Securities will not be
                                                      exchangeable for, and will
                                                      not otherwise be issuable
                                                      as, Notes in certificated
                                                      form and the owners of
                                                      beneficial interests in a
                                                      Global Security will not
                                                      be entitled to receive
                                                      physical delivery of
                                                      certificated Notes and
                                                      will not be considered the
                                                      registered holders of the
                                                      Notes for any purpose,
                                                      including receiving
                                                      payments of principal or
                                                      interest. The Global
                                                      Securities may not be
                                                      transferred except by the
                                                      Depositary to a nominee of
                                                      the Depositary or by a
                                                      nominee of the Depositary
                                                      to the Depositary or
                                                      another nominee of the
                                                      Depositary or to a
                                                      Successor Depositary or
                                                      its nominee.

                                                      A Global Security shall be
                                                      exchangeable for
                                                      certificated Notes
                                                      registered in the names of
                                                      Persons other than the
                                                      Depositary or its nominee
                                                      only if: (1) DTC notifies
                                                      the Company that it is
                                                      unwilling or unable to
                                                      continue as Depositary or
                                                      if at any time, DTC ceases
                                                      to be a clearing agency
                                                      registered under the
                                                      Securities Exchange Act of
                                                      1934, as amended, at a
                                                      time when the Depositary
                                                      is required to be so
                                                      registered in accordance
                                                      with applicable law or
                                                      regulation and, in either
                                                      case, no successor
                                                      Depositary shall have been
                                                      appointed by the Company
                                                      within 60 days; (2) the
                                                      Company in its sole
                                                      discretion determines that
                                                      the Global Securities
                                                      shall be so exchangeable;
                                                      or (3) if an Event of
                                                      Default under the
                                                      Indenture occurs.

                                                      The certificated Notes
                                                      issued in exchange for
                                                      Global Securities shall be
                                                      in the same minimum
                                                      denominations and be of
                                                      the same aggregate
                                                      principal amount and tenor
                                                      as the portion of each
                                                      Global Security to be
                                                      exchanged.

(21) The designation of the Depositary...........     Each Global Security will
                                                      be registered in the name
                                                      of Cede & Co., as DTC's
                                                      nominee.

(22) Any restrictions on the registration,
transfer or exchange of the Notes ...............     The Notes will be issued
                                                      in the form of one or more
                                                      Global Securities. DTC
                                                      facilitates the settlement
                                                      among participants of
                                                      securities transactions,
                                                      such as transfers and
                                                      pledges, in deposited
                                                      securities through
                                                      electronic computerized
                                                      book-entry changes in
                                                      participants' accounts.
                                                      Transfers of ownership
                                                      interests in the Notes are
                                                      to be accompanied by
                                                      entries made on the books
                                                      of participants acting on
                                                      behalf of beneficial
                                                      owners of the Notes. The
                                                      rules applicable to DTC
                                                      and its participants are
                                                      on file with the SEC.
                                                      More information about
                                                      DTC can be found at its
                                                      Internet Website at
                                                      http://www.dtcc.com. The
                                                      Company has placed no
                                                      additional restrictions on
                                                      the registration, transfer
                                                      or exchange of the Notes
                                                      other than as set forth in
                                                      the Indenture.

(23) Any certificates or other documents
that must be received or conditions that
must be satisfied, other than those
specified in the Indenture, before the
Notes may be issued or delivered
(whether upon original issuance or upon
exchange of a temporary Note or
otherwise) or any installment of
principal or interest may be paid ...............     None.

(24) The terms and conditions of any
right to convert or exchange the Notes
into or for other securities or property
of the Company...................................     The Notes shall not be
                                                      convertible into or
                                                      exchangeable for any other
                                                      securities or property of
                                                      the Company.

(25) Whether the Notes are secured or
unsecured (if secured, the security and
related terms) ..................................     The Notes shall be the
                                                      direct, unsecured
                                                      obligations of the Company
                                                      and will rank equally with
                                                      each other and with all
                                                      other existing and future
                                                      unsecured and
                                                      unsubordinated
                                                      indebtedness of the
                                                      Company.

(26) Any other terms applicable to the
Notes (which shall not be inconsistent
with the provisions of the Indenture),
including any terms which may be
required by or advisable under United
States laws or regulations or advisable
(as determined by the Company) in
connection with the marketing of the
Notes. ..........................................     UNCLAIMED PRINCIPAL AND
                                                      INTEREST. Principal and
                                                      interest unclaimed by a
                                                      Holder for two years or
                                                      more after its payment has
                                                      become due shall be
                                                      discharged from the
                                                      Trustee or paying agent to
                                                      the Company. In this case,
                                                      the Holder to whom the
                                                      unclaimed amount was due
                                                      may look only to the
                                                      Company as an unsecured
                                                      creditor for the payment
                                                      of such unclaimed amount.

                                   EXHIBIT A-1

                                 (Face of Note)

                           5.75% SENIOR NOTE DUE 2013

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP:  412824 AB 0
No:  1                                                       $100,000,000

                                                             Dated July 14, 2003

                             HARLEYSVILLE GROUP INC.

promises to pay to Cede & Co., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) on July 15, 2013.

Interest Payment Dates: July 15 and January 15, commencing January 15, 2004. Record Dates: July 1 and January 1.


                                                HARLEYSVILLE GROUP INC.

                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:


This is one of the Notes referred to in the within-mentioned Indenture:


J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
   --------------------------------
   Authorized Officer

                                 (Back of Note)

                           5.75% Senior Note due 2013

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   INTEREST. Harleysville Group Inc., a Delaware corporation (the
"Company"), promises to pay interest on the principal amount of this Note at 5.75% per annum from July 14, 2003 until maturity or its earlier redemption. The Company will pay interest semi-annually on July 15 and January 15 of each year (each an "Interest Payment Date"). If an Interest Payment Date is not a Business Day, the interest payment will be postponed to the next day that is a Business Day and no interest on such payment will accrue for the period from and after such Interest Payment Date. Interest on the Notes will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, in the case of the first interest payment hereunder, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be January 15, 2004. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.


2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the July 1 or January 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.


3. PAYING AGENT AND REGISTRAR. Initially, J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company may act in any such capacity.


4. INDENTURE. The Company issued the Notes under an Indenture dated as of July 7, 2003 (the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and in resolutions of the Terms and Pricing Committee of the Company's Board of Directors dated July 8, 2003 as set forth in an Officers' Certificate provided to the Trustee on July 14, 2003 in accordance with Section 2.02 of the Indenture, and those terms made part of the

Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "TIA"). The Notes are subject to all such terms, and Holders are referred to the Indenture, the Officers' Certificate and the TIA for a statement of such terms. The Notes are general obligations of the Company. "Notes" means this Note and all other Notes of the series of which this Note is a part. The Notes are "Securities" within the meaning of the Indenture, and references in the Indenture to "Securities" (including terms such as "Global Securities") include the Notes (and any "Global Notes" as used herein).

5. OPTIONAL REDEMPTION. The Notes may be redeemed, in whole or in part, at the option of the Company at any time or from time to time, at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the Notes to be redeemed or (2) as determined by the Quotation Agent (defined below), the sum of the present value of the remaining scheduled payments of principal on the Notes, together with the present value of all remaining and scheduled semi-annual interest payments on the Notes, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 35 basis points, which we refer to as the Make-Whole Amount, together in each case with accrued and unpaid interest payments to the redemption date.

         For purposes of determining the Make-Whole Amount, the following definitions apply:

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "Comparable Treasury Price" means with respect to any redemption date
         (1) the average of three Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest of five Reference Treasury Dealer Quotations, or (2) if the fewer than five Reference Treasury Dealer Quotations are obtained, the average of all Reference Treasury Dealer Quotations.

         "Quotation Agent" means the Reference Treasury Dealer appointed by us.

         "Reference Treasury Dealer" means a primary independent United States government securities dealer.

         "Reference Treasury Dealer Quotations" means with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding the redemption date.

         "Treasury Rate" means the rate per annum equal to the semi-annual equivalent or interpolated (on a day-count basis) yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

6. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. If less than all of the Notes are to be redeemed, the Trustee will select which Notes are to be redeemed on a pro rata basis by lot or by such other method as the Trustee deems fair and appropriate, the Notes to be redeemed in whole or in part. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest ceases to accrue on Notes or portions thereof called for redemption.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in all appropriate denominations. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not transfer or exchange any Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not transfer or exchange any Note for a period of 15 days before a selection of Notes to be redeemed.

9. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of a majority in principal amount of the then outstanding Notes and other series of Securities affected (treating the Notes and such other series as a single class), and any existing Default or Event of Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and other series of Securities affected (treating the Notes and such other series as a single class). Subject to certain conditions, the Company and the Trustee may amend the Indenture or the Notes without the consent of any Holder of a Note to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger, sale of assets or consolidation, to add additional conditions, restrictions or conditions to the covenants of the Company for the protection of Holders of the Notes, to provide of the issuance of Notes in coupon form and for the exchangeability of such Notes with the Notes issued under the Indenture in fully registered form, to cure any ambiguity, defect or inconsistency in the Indenture or any supplemental indenture or to make other provisions in regard to matters or questions arising under the Indenture, to provide for a successor Trustee with respect to the Notes, to make any change that would not adversely affect the rights of any Holder, to provide for the issuance of the Notes, to establish the terms and conditions of the Notes and the form of the Notes, and to add to the rights of the Holders of the Notes.

11. DEFAULTS AND REMEDIES. Each of the following constitutes an Event of
Default: (i) default by the Company in the payment of interest on the Notes when the same becomes due and payable and default continues for a period of 5 days;
(ii) default by the Company in the payment of the principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption or otherwise; (iii) failure by the Company to comply with Section
5.01 of the Indenture; (iv) failure by the Company for 30 days after notice to comply with any of its other covenants, representations, warranties or agreements in the Indenture or the Notes and (v) certain events of bankruptcy or insolvency with respect to the Company. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes and other series of Securities affected (treating the Notes and such other series as a single class) may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes and other series of Securities affected (treating the Notes and such other series as a single class) may direct the Trustee in its exercise of any trust or power. The Trustee is required to mail to Holders of the Notes notice of a Default or Event of Default of which the Trustee has actual knowledge within 90 days, but may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes and other series of Securities affected (treating the Notes and such other series as a single class) then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of principal, interest or premium, if any, on the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

12. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

13. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator or stockholder of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

14. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

16. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                               Harleysville Group Inc.
                               355 Maple Avenue
                               Harleysville, PA. 19438-2297
                               Attention: Bruce J. Magee, Senior Vice President
                                          and Chief Financial Officer

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)
and irrevocably appoint
                        --------------------------------------------------------

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date: ________________
                                            Your Signature:__________________
                                            (Sign exactly as your name appears
                                            on the face of this Note)

SIGNATURE GUARANTEE.

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                           Principal
                                                           Amount of
                Amount of            Amount of          this Global Note        Signature of
               decrease in          increase in          following such          authorized
                Principal            Principal              decrease             officer of
Date of       Amount of this       Amount of this       ---------------          Trustee or
Exchange       Global Note          Global Note           (or increase)        Note Custodian
--------      --------------       --------------       ----------------       ---------------
